1 Q4 2016 EARNINGS CONFERENCE CALL k BILL NUTI, CHAIRMAN & CEO MARK BENJAMIN, PRESIDENT & COO BOB FISHMAN, CFO February 9, 2017

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR’s omni-channel market momentum in orders and backlog at the start of 2017 and their effect on NCR’s future results; NCR’s plans for additional share repurchases in 2017; expected areas of focus for NCR’s Services segment in 2017; hardware revenue growth and its effects on attached and recurring revenue; NCR’s FY 2017, 2017 segment and Q1 2017 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR’s vision and strategy and its alignment with major trends and customer activity; NCR’s backlog and key metrics and their expected impact on NCR’s 2017 financial success; NCR’s 2017 momentum and the contribution of NCR’s sales funnel, orders and revenue growth to that momentum; expectations for margin expansion and the drivers of margin expansion; and the expected drivers of NCR’s growth for the next decade. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 26, 2016, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated February 9, 2017, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and these materials will include or make reference to the following "non-GAAP" measures: selected measures, such as period-over-period revenue growth, expressed on a constant currency basis and adjusted constant currency basis, diluted earnings per share (non-GAAP), free cash flow conversion rate, free cash flow (FCF), gross margin rate (non-GAAP), gross margin (non- GAAP), operating income (non-GAAP), interest and other expense (non-GAAP), income tax rate (non-GAAP), net income (non-GAAP), adjusted EBITDA, net debt, operating expenses (non-GAAP), and income tax expense (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non- GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary & Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (ii) The term “net annual contract value” or “net ACV” for any particular period means NCR’s net bookings for cloud revenue during the period, and is calculated as twelve months of expected subscription revenues under new cloud contracts during such period less twelve months of subscription revenues under cloud contracts that expired or were terminated during such period, and (iii)the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

3

4 STRATEGIC MIX SHIFT DRIVING GROWTH • Software Operating Income represents 69% of total Operating Income • Software Operating Income Margin expanded 140 bps over the past 2 years to 31.3% • Software Operating Income increased 5% 2-year CAGR and 7% in 2016 Hardware Services Software 2014 2015 2016 $126 $87 $62 $165 $194 $201 $526 $539 $577 Free Cash Flow Conversion Rate Free Cash Flow 2014 2015 2016 $313 $409 $628 67% 86% 132% • 42% 2-year Free Cash Flow CAGR • Significant improvement in conversion of Non-GAAP Net Income to Free Cash Flow aided by shift in Operating Income mix Software Driving Profitable Growth Strong FCF Growth & Conversion Rate Favorable Operating Income Mix Free Cash Flow Generation $ in millions $ in millions

5 OMNI-CHANNEL MARKET NCR's strategic offers include: • Enables revenue growth, productivity gains, and modernized consumer experiences from the transformation of physical and digital channels • Solutions include: Branch, Store, Restaurant, and Venue Transformation • Drives edge offerings: ATMs, SCO, mPOS, ePOS, Peripherals • Drives service offerings: Consulting Services, Implementation Services, Hardware Maintenance, Managed Services, High Availability • NCR's Omni-Channel Platform Hub and Applications • Enables seamless consumer experiences across physical and digital channels • Solutions Include: Retail One, Customer Experience Platform (CxP), Aloha Enterprise, NCR Silver • Enables new business models driven by the growing digitalization movement • Solutions include: Real-Time Actionable Insights, Loyalty, Cloud/ATM Security, Loss & Fraud Prevention, Inventory and Labor Management, Cash Management, Secure Payments, Transaction Processing, Remote Deposit, Digital Check Processing

6 Q4 2016 FINANCIAL RESULTS Non-GAAP gross margin rate down 80 bps CC Non-GAAP Diluted EPS up 30% CC FCF up 144% due to higher operating income and improvements in working capital FX ~(30 bps) FX ~($0.07) 30.5% 29.4% Q4 2015 Q4 2015 Q4 2016 $0.89 $1.07 Q4 2015 Q4 2016 $184 million Q4 2015 $449 million Q4 2016 Revenue Non-GAAP Gross Margin Rate Non-GAAP Diluted EPS Free Cash Flow Revenue up 14% adjusted CC Recurring revenue up 4% CC, 40% of total revenue FX ~($20M) IPS ~($80M) Q4 2016 IPS Sale and FX $1.80 billion $1.68 billion

7 FY 2016 FINANCIAL RESULTS Non-GAAP gross margin rate down 30 bps CC Non-GAAP Diluted EPS up 15% CC FCF up 54% due to higher operating income and improvements in working capital No FX impact FX ~($0.14) 29.1% 28.8% 2015 2015 2016 $2.76 $3.02 2015 2016 $409 million 2015 $628 million 2016 Revenue Non-GAAP Gross Margin Rate Non-GAAP Diluted EPS Free Cash Flow Revenue up 7% adjusted CC Recurring revenue up 4% CC, 43% of total revenue FX ~($75M) IPS ~($188M) 2016 IPS Sale and FX $6.54 billion $6.37 billion

8 n Software - 53.8% GM rate n Services - 22.2% GM rate n Hardware - 18.1% GM rate Q4 2016 SEGMENT RESULTS Q4 2016 Operating Income $264M Software Revenue Q4 2015 Q4 2016 $459 $502 Services Revenue Q4 2015 Q4 2016 $590 $598 million million Hardware Revenue Q4 2015 Q4 2016 million million Up 10% CC Up 3% CC Up 30% adjusted CC (1) (1) Adjusted CC revenue growth excludes ~$80 million of IPS revenue from Q4 2015. Software 65% Services 24% Hardware 11% IPS Sale & FX $631 million $702 million

9 SOFTWARE Q4 2016 Update Key Highlights Q4 2016 Q4 2015 % Change % Change Constant Currency Software License $103 $85 21% 22% Unattached License 58 55 5% 5% Software Maintenance 96 91 5% 6% Cloud 147 134 10% 9% Professional Services 156 149 5% 5% Software Revenue $502 $459 9% 10% Non-GAAP Gross Margin $270 $244 11% 11% Non-GAAP Gross Margin Rate 53.8% 53.2% +60 bps +70 bps Operating Income $172 $157 10% 10% Operating Income as a % of Revenue 34.3% 34.2% +10 bps +10 bps • Software License growth of 22% driven primarily by Channel Transformation solutions • Cloud revenue up 9% CC driven by higher net ACV bookings • Q4 net ACV of $16 million; FY 2016 net ACV of $70 million compared to FY 2015 of $39 million • Non-GAAP gross margin rate expansion driven by strong top line growth $ in millions

10 SERVICES Q4 2016 Update Q4 2016 Q4 2015 % Change % Change Constant Currency Services Revenue $598 $590 1% 3% Non-GAAP Gross Margin $133 $134 (1)% —% Non-GAAP Gross Margin Rate 22.2% 22.7% (50) bps (60) bps Operating Income $62 $61 2% 3% Operating Income as a % of Revenue 10.4% 10.3% +10 bps — bps $ in millions • Channel Transformation drove hardware maintenance and implementation wins for large complex deals • Non-GAAP gross margin rate down due to investments in business process improvement initiatives which are expected to drive future margin rate improvements • Key areas of focus: 1) Drive a higher mix of managed services; 2) Productivity and efficiency improvements; 3) Remote diagnostics and repair; and 4) Product life-cycle management Key Highlights

11 HARDWARE Q4 2016 Update • ATM revenue growth driven by new product sales and acceptance of omni-channel ready products • SCO revenue up significantly due to Store Transformation traction globally • Non-GAAP gross margin rate declined due to continued ramp up of new product launches • Hardware revenue growth expected to drive high margin attached revenue and future recurring revenue Key Highlights Q4 2016 Q4 2015 % Change % Change ConstantCurrency ATMs $385 $307 25% 29% Self-Checkout (SCO) 132 55 140% 140% Point-of-Sale (POS) 177 179 (1)% (1)% Interactive Printer Solutions 8 90 (91)% (5)% (1) Hardware Revenue $702 $631 11% 30% (1) Non-GAAP Gross Margin $127 $134 (5)% 1% Non-GAAP Gross Margin Rate 18.1% 21.2% (310) bps (210) bps Operating Income $30 $42 (29)% (15)% Operating Income as a % of Revenue 4.3% 6.7% (240) bps (130) bps $ in millions(1) Revenue also adjusted for the divestiture of IPS.

12 Q4 & FY 2016 FREE CASH FLOW Q4 2016 Q4 2015 FY 2016 FY 2015 Cash Provided by Operating Activities $525 $265 $894 $681 Total capital expenditures (67) (65) (227) (229) Cash used in Discontinued Operations (9) (16) (39) (43) Free Cash Flow $449 $184 $628 $409 Free Cash Flow as a % of non-GAAP net income 132% 86% $ in millions

13 NET DEBT & EBITDA METRICS FY 2015 Q3 2016 FY 2016 Debt $3,252 $3,289 $3,051 Cash (328) (318) (498) Net Debt $2,924 $2,971 $2,553 Adjusted EBITDA $1,005 $1,047 (1) $1,061 (1) Net Debt / Adjusted EBITDA 2.9x 2.8x 2.4x $ in millions, except metrics (1) Adjusted EBITDA for the trailing twelve-month period.

14 2017 Guidance 2016 Growth Rates Revenue (1) $6,600 - $6,720 $6,543 5% to 7% GAAP Diluted EPS (2) $2.56 - $2.69 $1.80 42% to 49% Non-GAAP Diluted EPS (1) (3) $3.25 - $3.35 $3.02 9% to 12% Conversion rate Free Cash Flow $500 - $525 $628 95% to 100% FY 2017 GUIDANCE (1) The 2017 revenue guidance and growth rate includes an expected unfavorable foreign currency impact of $95 million, or ~2%. Revenue growth rates also exclude ~$143 million of IPS revenue, or ~2%, from 2016. The 2017 non-GAAP diluted EPS guidance includes an expected foreign currency negative impact of $0.03. (2) FY 2017 guidance does not include an estimate of the pension mark-to-market adjustments. (3) For the 2017 guidance, we have assumed OIE of $210 million to $215 million, an effective tax rate of 25% and a share count of 158 million compared to OIE of $214 million, an effective tax rate of 23% and a share count of 157 million in 2016. $ millions, except per share amounts

15 2017 SEGMENT REVENUE GUIDANCE Segment 2017e CC Growth Rates(1) FY 2017e FY 2016 Software 6% - 8% $1,940 - $1,960 $1,841 Cloud Revenue 6% - 8% $590 - $600 $556 Services 3% - 5% $2,320 - $2,360 2,306 Hardware (2) 5% - 8% $2,340 - $2,400 2,396 Total (1) (2) 5% - 7% $6,600 - $6,720 $6,543 $ in millions(1) The 2017 guidance includes an expected foreign currency negative impact of $95 million for revenue, or ~2%. (2) The growth rates for Hardware revenue and total revenue are normalized for the sale of the IPS business, which was ~$143 million of Hardware revenue in 2016.

16 Q1 2017 GUIDANCE Q1 2017e Q1 2016 Growth Rates Revenue (1) $1,450 - $1,470 $1,444 7% to 9% GAAP Diluted EPS $0.17 - $0.25 $0.16 6% to 56% Non-GAAP Diluted EPS (1) (2) $0.43 - $0.48 $0.38 23% to 37% $ millions, except per share amounts (1) The Q1 2017 revenue guidance and growth rate includes an expected foreign currency headwind of $17 million, or roughly 2%. The revenue growth also excludes ~$72 million of IPS revenue, or roughly 5%, from Q1 2016. The Q1 2017 non-GAAP diluted EPS guidance includes an expected foreign currency negative impact of $0.03. (2) For Q1 2017, we have assumed OIE of approximately $53 million, an effective tax rate of 28% and a share count of 158 million compared to OIE of $56 million, an effective tax rate of 27% and a share count of 160 million in Q1 2016.

17 ▪ Continuing to improve execution ▪ NCR's vision and strategy aligned with major trends and customer activity ▪ Strong backlog and key metrics point to a successful year to come ▪ Focused on sales funnel, orders, and revenue growth to maintain momentum going into 2017 ▪ Software growth combined with our business transformation program is the key to margin expansion ▪ Omni-Channel, Channel Transformation, and Digital Enablement are growth drivers for next decade LOOKING FORWARD

SUPPLEMENTARY MATERIALS

19 Q4 2016 Q4 2015 As Reported Constant Currency FY 2016 FY 2015 As Reported Constant Currency Revenue $1,802 $1,680 7% 14% (1) $6,543 $6,373 3% 7% (1) Gross Margin (non-GAAP) 530 512 4% 6% $1,882 $1,857 1% 3% Gross Margin Rate (non-GAAP) 29.4% 30.5% (110) bps (80) bps 28.8% 29.1% (30) bps (30) bps Operating Expenses (non-GAAP) 266 252 6% 7% $1,042 $1,037 —% 2% % of Revenue 14.8% 15.0% 15.9% 16.3% Operating Income (non-GAAP) 264 260 2% 5% 840 820 2% 4% % of Revenue 14.7% 15.5% (80) bps (50) bps 12.8% 12.9% (10) bps — bps Interest and other expense (56) (51) 10% (4)% (214) (196) 9% —% Income Tax Expense (non-GAAP) 36 53 (32)% 147 144 2% Income Tax Rate (non-GAAP) 17% 25% 23% 23% Net Income (non-GAAP) $168 $156 8% 17% $475 $476 —% 5% Diluted EPS (non-GAAP) (2) $1.07 $0.89 20% 30% $3.02 $2.76 9% 15% Q4 & FY 2016 OPERATIONAL RESULTS (1) Adjusted CC revenue growth excludes $80 million of IPS revenue from Q4 2015 and $188 million from FY15. (2) Q4 2016 includes $0.07 of unfavorable EPS impact, and FY2016 includes $0.14 of unfavorable EPS impact, related to foreign currency headwinds. Diluted share count of 157 million in Q4 2016 and 175 million in Q4 2015. $ millions, except per share amounts

20 Q4 2016 Q4 2015 As Reported FY 2016 FY 2015 As Reported Revenue $1,802 $1,680 7% $6,543 $6,373 3% Gross Margin 479 476 1% $1,782 $1,469 21% Gross Margin Rate 26.6% 28.3% 27.2% 23.1% Operating Expenses 333 338 (1)% $1,183 $1,334 (11)% % of Revenue 18.5% 20.1% 18.1% 20.9% Operating Income 146 138 6% 599 135 344% % of Revenue 8.1% 8.2% 9.2% 2.1% Interest and other expense (57) (85) (33)% (220) (230) (4)% Income Tax Expense 17 5 240% 92 55 67% Income Tax Rate 19% 9% 24% (58)% Net Income $68 $48 42% $283 ($154) 284% Diluted EPS $0.43 $0.27 59% $1.80 ($0.94) 291% Q4 & FY 2016 GAAP RESULTS $ millions, except per share amounts

21 Q4 & FY REVENUE BY SEGMENT Q4 2016 Q4 2015 % Change % Change Adjusted Constant Currency FY 2016 FY 2015 % Change % Change Adjusted Constant Currency Software License $103 $85 21% 22% $341 $303 13% 13% Software Maintenance 96 91 5% 6% 372 348 7% 8% Cloud 147 134 10% 9% 556 536 4% 4% Professional Services 156 149 5% 5% 572 560 2% 2% Software $502 $459 9% 10% $1,841 $1,747 5% 6% Services $598 $590 1% 3% $2,306 $2,218 4% 6% ATMs $385 $307 25% 29% $1,221 $1,183 3% 5% Self-Checkout (SCO) 132 55 140% 140% 351 187 88% 88% Point-of-Sale (POS) 177 179 (1)% (1)% 674 692 (3)% (2)% Interactive Printer Solutions (IPS) 8 90 (91)% (5)% 150 346 (57)% (3)% Hardware $702 $631 11% 30% $2,396 $2,408 —% 9% Total Revenue $1,802 $1,680 7% 14% $6,543 $6,373 3% 7%

NON-GAAP MATERIALS

23 NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non-GAAP), gross margin rate (non- GAAP), interest and other expense (non-GAAP), income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective tax rate net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow and Free Cash Flow Conversion Rate. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. NCR also describes the measure free cash flow conversion rate, which is calculated as free cash flow divided by non-GAAP net income. NCR’s management targets an annual free cash flow conversion rate at or above the range described in these materials because management believes that a conversion rate at or above that range represents the efficient conversion of non-GAAP net income to free cash flow for its business. Free cash flow and free cash flow conversion rate do not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definition of these measures.

24 NON-GAAP MEASURES Constant Currency, IPS Divestiture and Adjusted Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR also presents certain financial measures on an adjusted constant currency basis, which excludes both the effects of foreign currency translation, as described above, and the results of NCR’s Interactive Printer Solutions (IPS) business for the comparable prior period after completion of the sale of the business (which results were previously included in NCR’s Hardware segment). NCR completed the sale of all but the Middle East and Africa assets of its Interactive Printer Solutions (IPS) division to Atlas Holdings LLC on May 27, 2016. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors.which the company is able to convert its non-GAAP net income to cash. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com.

25 Net Income from Continuing Operations Attributable to NCR (GAAP) to Adjusted EBITDA (non-GAAP) in millions FY 2015 Q3 2016 LTM FY 2016 Net Income from Continuing Operations Attributable to NCR (GAAP) ($154) $263 $283 Pension Mark-to-Market Adjustments 454 29 85 Restructuring/Transformation Costs 74 61 26 Acquisition-Related Amortization of Intangibles 125 126 123 Acquisition-Related Costs 11 9 7 Reserve related to a subcontract in MEA 20 20 — Divestiture and Liquidation Losses 34 39 6 OFAC and FCPA Investigations 1 — — Net Income from Continuing Operations Attributable to Noncontrolling Interests 4 — 4 Interest Expense 173 172 170 Interest Income (5) (5) (4) Depreciation and Amortization 171 198 208 Income Taxes 55 80 92 Stock Compensation Expense 42 55 61 Adjusted EBITDA (non-GAAP) $1,005 $1,047 $1,061 GAAP TO NON-GAAP RECONCILIATION

GAAP TO NON-GAAP RECONCILIATION

Q4 2016 QTD

in millions (except per share amounts)	Q4 QTD 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Pension mark-to-market adjustments	Divestiture and Liquidation Losses	Q4 QTD 2016 non-GAAP
Product revenue	$805	$—	$—	$—	$—	$—	$805
Service revenue	997	—	—	—	—	—	997
Total revenue	**1,802**	—	—	—	—	—	**1,802**
Cost of products	615	—	(7)	—	(34)	—	574
Cost of services	708	—	(6)	—	(4)	—	698
Gross margin	479	—	13	—	38	—	530
Gross margin rate	***26.6%***	*—%*	*0.7%*	*—%*	*2.1%*	*—%*	***29.4%***
Selling, general and administrative expenses	248	(1)	(15)	(2)	(24)	—	206
Research and development expenses	83	—	—	—	(23)	—	60
Restructuring-related charges	2	(2)	—	—	—	—	—
Total operating expenses	333	(3)	(15)	(2)	(47)	—	266
Total operating expense as a % of revenue	*18.5%*	*(0.2)%*	*(0.8)%*	*(0.1)%*	*(2.6)%*	*—%*	*14.8%*
Income (loss) from operations	**146**	3	28	2	85	—	**264**
Income (loss) from operations as a % of revenue	*8.1%*	*0.2%*	*1.6%*	*0.1%*	*4.7%*	*—%*	*14.7%*
Interest and Other (expense) income, net	(57)	—	—	—	—	1	(56)
Income (loss) from continuing operations before income taxes	89	3	28	2	85	1	208
Income tax expense (benefit)	17	2	9	—	7	1	36
Effective tax rate	*19%*						*17%*
Income (loss) from continuing operations	72	1	19	2	78	—	172
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	**$68**	$1	$19	$2	$78	$—	**$168**
Diluted earnings per share	**$0.43**	$0.01	$0.12	$0.01	$0.50	$—	**$1.07**
	157.4						157.4

26

27 in millions (except per share amounts) Q4 QTD 2016 GAAP Q4 QTD 2016 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $68 $168 Dividends on convertible preferred shares — — Income (loss) from continuing operations attributable to NCR common stockholders $68 $168 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.6 128.6 Weighted as-if converted preferred shares 28.8 28.8 Total shares used in diluted earnings per share 157.4 157.4 Diluted earnings per share (1) $0.43 $1.07 GAAP TO NON-GAAP RECONCILIATION Q4 2016 QTD (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

GAAP TO NON-GAAP RECONCILIATION

Q4 2015 QTD

in millions (except per share amounts)	Q4 QTD 2015 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Loss on terminated contract receivable	Loss on pending sale of IPS business	Pension mark-to-market adjustments	Q4 QTD 2015 non-GAAP
Product revenue	$716	$—	$—	$—	$—	$—	$—	$716
Service revenue	964	—	—	—	—	—	—	964
Total revenue	1,680	—	—	—	—	—	—	1,680
Cost of products	533	(2)	(10)	—	—	—	(3)	518
Cost of services	671	(7)	(6)	—	—	—	(8)	650
Gross margin	476	9	16	—	—	—	11	512
Gross margin rate	*28.3%*	*0.5%*	*1.0%*	*—%*	*—%*	*—%*	*0.7%*	*30.5%*
Selling, general and administrative expenses	254	—	(15)	(4)	(20)	—	(10)	205
Research and development expenses	55	—	—	—	—	—	(8)	47
Restructuring-related charges	29	(29)	—	—	—	—	—	—
Total operating expenses	338	(29)	(15)	(4)	(20)	—	(18)	252
Total operating expense as a % of revenue	*20.1%*	*(1.7)%*	*(1.0)%*	*(0.2)%*	*(1.2)%*	*—%*	*(1.0)%*	*15.0%*
Income (loss) from operations	138	38	31	4	20	—	29	260
Income (loss) from operations as a % of revenue	*8.2%*	*2.3%*	*1.9%*	*0.2%*	*1.2%*	*—%*	*1.7%*	*15.5%*
Interest and Other (expense) income, net	(85)	—	—	—	—	34	—	(51)
Income (loss) from continuing operations before income taxes	53	38	31	4	20	34	29	209
Income tax expense (benefit)	5	14	10	1	7	5	11	53
Effective tax rate	*9%*							*25%*
Income (loss) from continuing operations	48	24	21	3	13	29	18	156
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—
Income (loss) from continuing operations (attributable to NCR)	$48	$24	$21	$3	$13	$29	$18	$156
Diluted earnings per share	$0.27	$0.14	$0.12	$0.02	$0.07	$0.17	$0.10	$0.89
Diluted shares outstanding	164.6							174.7

NCR

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29 in millions (except per share amounts) Q4 QTD 2015 GAAP Q4 QTD 2015 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $48 $156 Dividends on convertible preferred shares (4) — Income (loss) from continuing operations attributable to NCR common stockholders $44 $156 Weighted average outstanding shares: Weighted average diluted shares outstanding 164.6 164.6 Weighted as-if converted preferred shares — 10.1 Total shares used in diluted earnings per share 164.6 174.7 Diluted earnings per share (1) $0.27 $0.89 GAAP TO NON-GAAP RECONCILIATION Q4 2015 QTD (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

GAAP TO NON-GAAP RECONCILIATION

FY 2016

in millions (except per share amounts)	FY 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Pension mark-to-market adjustments	Divestiture and Liquidation Losses	FY 2016 non-GAAP
Product revenue	$2,737	$—	$—	$—	$—	$—	$2,737
Service revenue	3,806	—	—	—	—	—	3,806
Total revenue	6,543	—	—	—	—	—	6,543
Cost of products	2,102	—	(34)	—	(34)	—	2,034
Cost of services	2,659	(4)	(24)	—	(4)	—	2,627
Gross margin	1,782	4	58	—	38	—	1,882
Gross margin rate	*27.2%*	*0.1%*	*0.8%*	*—%*	*0.6%*	*—%*	*28.8%*
Selling, general and administrative expenses	926	(7)	(65)	(7)	(24)	—	823
Research and development expenses	242	—	—	—	(23)	—	219
Restructuring-related charges	15	(15)	—	—	—	—	—
Total operating expenses	1,183	(22)	(65)	(7)	(47)	—	1,042
Total operating expense as a % of revenue	*18.1%*	*(0.3)%*	*(1.0)%*	*(0.1)%*	*(0.7)%*	—%	*15.9%*
Income (loss) from operations	599	26	123	7	85	—	840
Income (loss) from operations as a % of revenue	*9.2%*	*0.4%*	*1.9%*	*0.1%*	*1.3%*	—%	*12.8%*
Interest and Other (expense) income, net	(220)	—	—	—	—	6	(214)
Income (loss) from continuing operations before income taxes	379	26	123	7	85	6	626
Income tax expense (benefit)	92	5	40	2	7	1	147
Effective tax rate	*24%*						*23%*
Income (loss) from continuing operations	287	21	83	5	78	5	479
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	$283	$21	$83	$5	$78	$5	$475
Diluted earnings per share	$1.80	$0.13	$0.53	$0.03	$0.50	$0.03	$3.02
	157.4						157.4

NCR

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31 in millions (except per share amounts) FY 2016 GAAP FY 2016 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $283 $475 Dividends on convertible preferred shares — — Income (loss) from continuing operations attributable to NCR common stockholders $283 $475 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.2 129.2 Weighted as-if converted preferred shares 28.2 28.2 Total shares used in diluted earnings per share 157.4 157.4 Diluted earnings per share (1) $1.80 $3.02 GAAP TO NON-GAAP RECONCILIATION FY 2016 (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

GAAP TO NON-GAAP RECONCILIATION

FY 2015

in millions (except per share amounts)	FY 2015 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Loss on terminated contract receivable	Loss on pending sale of IPS business	OFAC and FCPA Investigations	Pension mark-to-market adjustments	FY 2015 non-GAAP
Product revenue	$2,711	$—	$—	$—	$—	$—	$—	$—	$2,711
Service revenue	3,662	—	—	—	—	—	—	—	3,662
Total revenue	6,373	—	—	—	—	—	—	—	6,373
Cost of products	2,072	(5)	(38)	—	—	—	—	(13)	2,016
Cost of services	2,832	(7)	(25)	—	—	—	—	(300)	2,500
Gross margin	1,469	12	63	—	—	—	—	313	1,857
Gross margin rate	*23.1%*	*0.2%*	*1.0%*	*—%*	*—%*	*—%*	*—%*	*4.8%*	*29.1%*
Selling, general and administrative expenses	1,042	—	(62)	(11)	(20)	—	(1)	(123)	825
Research and development expenses	230	—	—	—	—	—	—	(18)	212
Restructuring-related charges	62	(62)	—	—	—	—	—	—	—
Total expenses	1,334	(62)	(62)	(11)	(20)	—	(1)	(141)	1,037
Total expense as a % of revenue	*20.9%*	*(1.0)%*	*(1.0)%*	*(0.2)%*	*(0.3)%*	*—%*	*—%*	*(2.1)%*	*16.3%*
Income (loss) from operations	135	74	125	11	20	—	1	454	820
Income (loss) from operations as a % of revenue	*2.1%*	*1.2%*	*2.0%*	*0.2%*	*0.3%*	*—%*	*—%*	*7.1%*	*12.9%*
Interest and Other (expense) income, net	(230)	—	—	—	—	34	—	—	(196)
Income (loss) from continuing operations before income taxes	(95)	74	125	11	20	34	1	454	624
Income tax expense (benefit)	55	24	40	3	7	5	1	9	144
Effective tax rate	*(58)%*								*23%*
Income (loss) from continuing operations	(150)	50	85	8	13	29	—	445	480
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	($154)	$50	$85	$8	$13	$29	$—	$445	$476
Diluted earnings per share	($0.94)	$0.29	$0.49	$0.05	$0.08	$0.17	$—	$2.58	$2.76
Diluted Shares outstanding	167.6								172.2

NCR

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33 in millions (except per share amounts) FY 2015 GAAP FY 2015 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) ($154) $476 Dividends on convertible preferred shares (4) — Income (loss) from continuing operations attributable to NCR common stockholders ($158) $476 Weighted average outstanding shares: Weighted average basic shares outstanding 167.6 — Weighted average diluted shares outstanding — 170.2 Weighted as-if converted preferred shares — 2.0 Total shares used in diluted earnings per share 167.6 172.2 Diluted earnings per share (1) ($0.94) $2.76 GAAP TO NON-GAAP RECONCILIATION FY 2015 (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

34 in millions (except per share amounts) Q1 QTD 2016 GAAP Restructuring / Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q1 QTD 2016 non-GAAP Product revenue $548 $— $— $— $548 Service revenue 896 — — — 896 Total revenue 1,444 — — — 1,444 Cost of products 442 — (10) — 432 Cost of services 622 — (6) — 616 Gross margin 380 — 16 — 396 Gross margin rate 26.3% —% 1.1% —% 27.4% Selling, general and administrative expenses 224 (2) (16) (2) 204 Research and development expenses 53 — — — 53 Restructuring-related charges 2 (2) — — — Total expenses 279 (4) (16) (2) 257 Total expense as a % of revenue 19.3% (0.3)% (1.1)% (0.1)% 58.1% Income (loss) from operations 101 4 32 2 139 Income (loss) from operations as a % of revenue 7.0% 0.3% 2.2% 0.1% 31.4% Interest and Other (expense) income, net (56) — — — (56) Income (loss) from continuing operations before income taxes 45 4 32 2 83 Income tax expense (benefit) 13 (1) 9 1 22 Effective tax rate 29% 27% Income (loss) from continuing operations 32 5 23 1 61 Net income (loss) attributable to noncontrolling interests — — — — — Income (loss) from continuing operations (attributable to NCR) $32 $5 $23 $1 $61 Diluted earnings per share $0.16 $0.03 $0.14 $0.01 $0.38 Diluted shares outstanding 160.4 160.4 GAAP TO NON-GAAP RECONCILIATION Q1 2016 QTD

35 in millions (except per share amounts) Q1 QTD 2016 GAAP Q1 QTD 2016 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $32 $61 Dividends on convertible preferred shares (11) — Income (loss) from continuing operations attributable to NCR common stockholders $21 $61 Weighted average outstanding shares: Weighted average diluted shares outstanding 132.7 132.7 Weighted as-if converted preferred shares — 27.7 Total shares used in diluted earnings per share 132.7 160.4 Diluted earnings per share (1) $0.16 $0.38 (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q1 2016 QTD

36 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q4 2016 QTD Q4 2016 YTD Revenue Growth % (GAAP) Favorable (unfavorable ) FX impact Divestiture impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Software License 21% (1)% —% 22% 13% —% —% 13% Software Maintenance 5% (1)% —% 6% 7% (1)% —% 8% Cloud 10% 1% —% 9% 4% —% —% 4% Professional Services 5% —% —% 5% 2% —% —% 2% Software 9% (1)% —% 10% 5% (1)% —% 6% Services 1% (2)% —% 3% 4% (2)% —% 6% ATMs 25% (4)% —% 29% 3% (2)% —% 5% Self-Checkout (SCO) 140% —% —% 140% 88% —% —% 88% Point-of-Sale (POS) (1)% —% —% (1)% (3)% (1)% —% (2)% Interactive Printer Solutions (IPS) (91)% —% (86)% (5)% (57)% (1)% (53)% (3)% Hardware 11% (2)% (17)% 30% —% —% (9)% 9% Total Revenue 7% (1)% (6)% 14% 3% (1)% (3)% 7%

37 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth % (GAAP) to Operating Income Growth % on a Constant Currency Basis (non-GAAP) Q4 2016 QTD Operating Income Growth % Reported Favorable (unfavorable) FX impact Constant Currency Operating Income Growth % (non-GAAP) Software 10% —% 10% Services 2% (1)% 3% Hardware (29)% (14)% (15)% Total Operating Income 2% (3)% 5%

38 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth bps (GAAP) to Operating Income Growth bps on a Constant Currency Basis (non-GAAP) Q4 2016 QTD Operating Income bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Operating Income bps Growth (non- GAAP) Software +10 bps — bps +10 bps Services +10 bps +10 bps — bps Hardware -240 bps -110 bps -130 bps Total Operating Income -80 bps -30 bps -50 bps

39 GAAP TO NON-GAAP RECONCILIATION Q1 2017e FY 2017e Diluted EPS (GAAP) (1) $0.17 - $0.25 $2.56 - $2.69 Restructuring Plan $0.10 - $0.13 $0.15 - $0.18 Acquisition-Related Amortization of Intangibles 0.12 0.48 Acquisition-Related Costs 0.01 0.03 Divestiture and Liquidation Losses — — Non-GAAP Diluted EPS $0.43 - $0.48 $3.25 - $3.35 Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) (1) Except for the adjustments noted herein as well as the pending divestiture of the Interactive Printer Solutions business, this guidance does not include the effects of any future acquisitions/divestitures, restructuring activities, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant.

40 GAAP TO NON-GAAP RECONCILIATION FY 2017e Cash Provided by Operating Activities $805 - $830 Total capital expenditures (1) (285) Cash used in Discontinued Operations (20) Free Cash Flow $500 - $525 (1) The total capital expenditures of $285 million in 2017 includes $70 million related to the new world headquarters in Atlanta, Georgia. This $70 million is offset by $45 million of expected reimbursements by the lessor included in net cash provided by operating activities.

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